EXHIBIT 10.3

                         MATTHEWS.MORRIS & COMPANY.INC.

                                LETTER OF INTENT


     This LETTER OF INTENT (the "Letter") made and entered into this 29 day of October 1998, by and between COBALTER.INC.(the "buyer"), a Florida Coporation whocse principal place of business is 265 Sunrise Avenue, Suite 204 Palm Beach, FL 33480 USA, represented by its President, /Ronald H. Kutz, and

     CEFCA (the "Seller 1") a French company whose principal place of business is in Orleans, France, represented by its director, Cyril Heitzler,

     CARTIS INTERNATIONAL (the "seller 2"), a Mauritius comapny whose Principal place of buisiness is in Mauritius Island, represented by Herve Gallion

     WHEREAS, the Buyer confirms that it is an American company, incorporated in the State of Florida, and listed on the stock exchange, Nasdaq(OTC BB); and

     WHEREAS, the Buyer is interested in acquiring 100% of the shares in the company CEFCA, and

     WHEREAS, the Buyer is in interested in acquiring 80% of the shares in the company Cartis International, and

     WHEREAS, the "Seller 1" confirms its interest in selling these shares of the company to the Buyer

     WHEREAS, the "Seller 2" confirms its interest in selling these shares of the company to the Buyer,

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, receipt of which to take place at closing, it is agreed by and between the Parties as follows.

             - CAPITAL STURSTURE OF THE BUYER BEFORE THE ACQUISITION

           Before the acquisition of the Company's shares by the Buyer, the capital stucture of the buyer will be 6,000,000 shares.

              - CAPITAL STRUCTURE OF THE BUYER AFTER THE ACQUISTION

           Immediately after the acquisition of the Company's shares by the Buyer, the capital structure of the Buyer will be as follows:

     - Privates investors (represented by Mattews, Morris & Cie): 4,000,000 unrestricted shares, representing 45% of the capital,


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     (a)  Herve Gallion : 900,000 shares of Rule 144  restricted  shares (with a
          Restrictive legend for eighteen months ), representing 10% of the capital.
     (b) Cator Holding LTD:2,300,00 shares of Rule 144 restricted shares (with a Restricted legend of eighteen months), representing 25% of the capital
     (c) Aquartis LTD :1,800,000 shares of Rule 144 restricted shares (with a Restricted legend for eighteen months), representing 20% of the capital

                     Total number of shares: 9,000,000

           Immediately after the acquisition of the Companies shares by the buyer:

     (a) Ronald H. Kutz will tender his resignation as President of Coblater, Inc. Christian P. Guttierez will tender his resignation as Vice President, Secretary and Treasurer of Cobalter, Inc
     (b)  The buyer will change its name from Cobalter, Inc to Cartis, Inc
     (c Herve Gallion will be appointed as President of the company Cartis, Inc.
     (d) Cyril Heitzler will be appointed as Director of the company Cartis, Inc.
     (e) Phillippe Dardel will be appointed as Director of the company Cartis, Inc.
     (f) Patrick Martin will be appointed as Director of the company, Cartis, Inc.
     (g) Michael Aubry will be appointed as Secretary and Treasurer of the Company Cartis, Inc.


           3.        TERMS OF THE ACQUISITION

           Payment for the shares of the company Cefca and Cartis International that the Buyer will acquire will be made by issuing 3,000,000 shares of Rule 144 restricted shares of the Buyer , and by transferring 2,000,000 shares owned by the board of directors of the Buyer.

           The share exchange shall take place at such time as is mutually agreed upon the parties.

           Buyer represents that at closing it will have zero assets and zero liabilities.

           4.        GOVERNING LAW

           This letter shall be governed by the applicable laws of the State of Florida.

           5.        SEVERABILITY

           In the event that any provision or clause of this Letter conflicts with applicable law, such conflict shall not affect other provisions of this Letter that can be given effect despite such conflicting provision or clause.



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           6.        CLOSING DATE

           The closing date is set for November 9, 1998, in Florida, however the Parties are already bound by this irrevocable and final Letter.

           IN TESTIMONY WHEREOF, witness the signature of the parties hereto.


   COBALTER, INC.                                CEFCA
   A Florida corporation                         A French company

   DATED:                                        DATED: 03/11/98

   BY: /s/ Ronald H. Kutz                        BY: /s/ Cyril Heitzler
   ----------------------------                  ----------------------


                                                 CARTIS INTERNATIONAL
                                                 A Mauritius Company

                                                 DATED: 03/11/98

                                                 BY: /s/ H. Gallion
                                                 ----------------------